Investor Presentation – June 2019

Disclaimer 242, 242, 242 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investment Highlights

New Vintage Net Lease Portfolio with Strong External Growth Potential Creates a Compelling Investment Opportunity

Newly Assembled Portfolio of Single-Tenant Net Lease Properties with Long Duration Leases and Solid Unit-Level Rent Coverage

- **14.5 Years** of Weighted Average Lease Term (WALT)[1]
- **2.8x** Unit-Level Rent Coverage[1]

Experienced Senior Management Team with Track Record of Growing and Managing Public Net Lease Companies to Significant Scale

- **50+ Years** of Collective Net Lease Experience
- **$1.6B** of Undepreciated Gross Assets[1]

Small-Scale, Single-Tenant Properties Leased to Service-Oriented and Experienced-Based Businesses

- **91.7%** Service and Experiential Cash ABR[2]
- **$2.1mm** Average Investment Per Property

Disciplined and Proven Investment Strategy Targeting Growth via Sale-Leaseback Transactions with Middle-Market Companies

- **82.0%** Internally-Originated Sale-Leasebacks[2,3]
- **$128mm** Average Quarterly Investment Activity[4]

Balance Sheet Positioned to Fund External Growth Opportunities While Maintaining Conservative Long-Term Leverage Profile

- **3.7x** Net Debt-to-Adjusted Annualized EBITDAre[1]
- **<6.0x** Targeted Leverage

1. As of March 31, 2019.
2. Based on cash ABR as of March 31, 2019.
3. Exclusive of GE Seed Portfolio.
4. Average quarterly investment activity represents the trailing eight quarter average as of March 31, 2019.

2 Investor Presentation – June 2019 ESSENTIAL PROPERTIES

Experienced and Proven Management Team Pete Mavoides President & CEO +20 years of experience in the single-tenant net lease industry and has overseen $8 billion of aggregate acquisitions Previously served as President and Chief Operating Officer of Spirit Realty Capital (SRC) and was there from September 2011 to February 2015 Helped transition SRC from a privately-held company with $3.2 billion of total assets to a public company with $8.0 billion of total assets Prior to SRC, served as President and Chief Executive Officer of Sovereign Investment Company and was there from May 2003 to January 2011 Gregg Seibert Executive Vice President & COO +23 years experience in the single-tenant net lease industry Previously served as Executive Vice President and Chief Investment Officer of SRC and was there from September 2003 to May 2016 Helped establish and implement SRC’s investment sourcing, tenant underwriting, asset management and capital markets activities Prior to SRC, held positions as Vice President and Senior Vice President of Underwriting and Research as well as Senior Vice President of Acquisitions at Franchise Finance Corporation of America (FFCA) 242, 242, 242 Hillary Hai CFO & Senior Vice President Previously served as Vice President and Director of Investments at SRC and was there from January 2013 to April 2016 At SRC, underwrote and closed $1 billion of transactions Prior to SRC, worked at Lowe Enterprises Investors, a real estate investment firm, as an analyst Graduated with a BA from the University of California Los Angeles and obtained an MBA from the University of Michigan Dan Donlan Senior Vice President & Head of Capital Markets +12 years covering the single-tenant net lease REIT sector as a sell-side equity research analyst Previously worked at Ladenburg Thalmann & Co. as a Managing Director and senior REIT analyst Prior to Ladenburg, served as Vice President and senior REIT analyst at Janney Capital Markets Before Janney, was an associate analyst at BB&T Capital Markets Graduated with a BBA from the University of Notre Dame Senior Management Has Over 50+ Years of Collective Experience Managing and Investing in Net Lease Real Estate

1Q 2019 Building Essential Properties 242, 242, 242 Our History Cumulative Acquisition Volume1 Partnered with Eldridge Industries to build net lease investment platform Feb 2016 Jun 2016 Aug 2016 Dec 2016 Jan 2017 Feb 2017 Jul 2017 Jun 2018 Mar 2016 Commenced investment activities with a $280mm portfolio acquisition of 262 net lease properties, consisting primarily of restaurants, that were sold as part of the liquidation of GE Capital, also known as the “GE Seed Portfolio” Closed on inaugural master funding ABS bonds, issuing $281mm of investment grade rated mortgage notes SCF Realty separates from Stonebriar to create Essential Properties SCF Realty created as a subsidiary of Stonebriar Commercial Finance Began core investing activities and closed first sale-leaseback transaction Cumulative acquisition volume reaches $458mm Closed second master funding ABS bonds, issuing $248mm of investment grade rated mortgage notes ($mm) Includes transaction costs, lease incentives and amounts funded for construction in progress. Completed IPO of 35.3mm shares of common stock for total gross proceeds of $494mm. Concurrent with the IPO, received an additional $125mm from Eldridge Industries in private placements of common stock and OP units Dec 2018 Added to MSCI U.S. REIT Index (RMZ). Raised approximately $234.6 million in net proceeds from the Company’s first follow-on offering of common stock Long Standing Industry Relationships Have Allowed the Portfolio to Scale Rapidly and Consistently Cumulative acquisition volume reaches $1.5 billion as of December 31, 2018

Key Accomplishments Since IPO

Consistent Execution of the Business Plan Articulated at the Time of the IPO

Maintained Investment Discipline While Generating Compelling Growth

- **Consistent Investment Underwriting and Growth:** Over the trailing 12 months[1], EPRT has invested $142.5mm on avg. per quarter at a 7.6% wgt. avg. cash cap rate with 82.9% of transactions being sale-leasebacks and 64.7% being subject to master lease provisions; WALT was 16.4 years, wgt. avg. rent coverage ratio was 2.7x, and avg. property size was $2.4mm
- **Compelling Growth Characteristics:** Total revenues grew 54.2% yr/yr in 1Q 2019; management's 2019E AFFO per share guidance midpoint of $1.13 implies 8.7% growth over 2H'18 annualized AFFO per share

Active Asset Management and New Investment Activity Have Improved Portfolio Metrics

- **Top 10 Tenant Concentration:** Top 10 tenant exposure declined to 30.7% at 1Q 2019 vs. 41.8% at 1Q 2018
- **Consistent Same-Store (SS) Rent Growth:** SS Contractual Rents have grown at 1.8% each of the last four quarters
- **Maintained Sector Leading WALT:** 14.5 year WALT at 1Q 2019 vs. 13.8 years at 1Q 2018
- **Occupancy Remains Full:** 99.9% leased as of 1Q 2019 vs. 99.1% leased at 1Q 2018
- **Accretive Capital Recycling:** Sold over $141mm of properties since inception at a 6.6% wgt. avg. cash cap rate (only includes leased properties) vs. $1.34B[2] of investment activity at a wgt. avg. cap rate of 7.6%[2]

Healthy and Flexible Balance Sheet with Ample Capital to Execute Growth Plan

- **First Follow-On Offering Completed in March:** Raised ~$235mm in net proceeds, de-levered balance sheet to 3.7x at 1Q 2019-end, greatly enhanced liquidity, increased free float by 40%, and significantly broadened shareholder base
- **Credit Facility Expanded and Amended in April:** Increased revolving line of credit to $400mm, extended facility maturity to April 2024, added a $200mm five-year senior unsecured term loan, and lowered interest rate spread on facility
- **Repurchased ABS Notes in May:** Repurchased $200mm of ABS notes, which increased our wgt. avg. debt maturity to 4.68 years from 3.75 years, lowered our wgt. avg. interest rate to 3.89% from 4.35%, and reduced secured debt by 39%

1. Trailing 12 months as of March 31, 2019.
2. Excludes the GE Seed portfolio purchase.

5

Investor Presentation – June 2019

ESSENTIAL PROPERTIES

242, 242, 242 242, 242, 242 Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions with Middle-Market Tenants Small-Scale Net Leased Properties E-commerce resistant Profit centers essential to tenant’s operations Customers must visit to receive service/experience Longer lease term Unit-level financial reporting Include contractual rent increases Increases diversification Deeper pool of potential buyers Greater alternative uses Small-scale net leased properties are easier to divest and re-let in comparison to larger properties Service-oriented and experience-based businesses are performing well in the current economic environment and increasing store counts Targeted Investment Strategy Based on Decades of Experience Management’s Investment Discipline Has Been Refined Over Multiple Decades of Managing Assets Through Various Credit Cycles Access to growth capital for middle-market businesses is limited and results in attractive risk-adjusted returns

242, 242, 242 Seek to be the Capital Provider of Choice Maintain Direct Relationships with Our Tenants and Actively Seek to Leverage Our Relationships to Identify New Investment Opportunities 242, 242, 242 Relationship-Based Sourcing Percentage of portfolio cash ABR as of March 31, 2019 that was acquired from parties who previously engaged in one or more transaction with a senior management team member. Exclusive of GE Seed Portfolio. Percentage of portfolio cash ABR as of March 31, 2019 that was attributable to internally originated sale-leaseback transactions. Exclusive of GE Seed Portfolio. Repeat Business Through Existing Senior Management Relationships1 91.4% Internally Originated Sale-Leaseback Transactions2 82.0% Tenant Relationships 46.1% Underwriting Methodology Industry View Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios and historical financials Real Estate Valuation Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants

New Vintage Portfolio is Focused on Targeted Industries

Our Portfolio is the Result of a Disciplined Adherence to Investing in Properties Leased to Service-Oriented and Experience-Based Businesses with Unit-Level Reporting

- **E-Commerce Resistant:** ~92% of cash ABR comes from service-oriented and experience-based tenants
- **14.5 Year WALT Limits Near-Term Cash Flow Erosion:** Only 4.5% of our cash ABR expires over the next five years
- **Highly Transparent with No Legacy Issues:** 97.7% unit-level reporting; investment program started in June 2016

Portfolio Highlights

	March 31, 2019
Investment Properties (#)[1]	711
Square Footage (mm)	6.4
Tenants (#)	172
Industries (#)	16
States (#)	44
Weighted Average Remaining Lease Term (Years)	14.5
Master Leases (% of Cash ABR)	61.9%
Sale-Leaseback (% of Cash ABR)[2]	82.0%
Unit-Level Rent Coverage	2.8x
Unit-Level Financial Reporting (% of Cash ABR)	97.7%
Leased (%)	99.9%
Top 10 Tenants (% of Cash ABR)	30.7%
Average Investment Per Property ($mm)	$2.1
Average Transaction Size ($mm)[2]	$6.4

Tenant Industry Diversification



Service 74.7%
C-Stores 8.3%
Medical / Dental 9.6%
Casual Dining 6.6%
Auto Service 6.1%
Family Dining 3.7%
Early Childhood Education 10.8%
Pet Care, 2.5%
Other Services 2.2%
Car Washes 11.0%
Health and Fitness 7.8%
Quick Service 13.8%
Entertainment 5.5%
Experience 17.0%
Home Furnishings 5.8%
Movie Theatres 3.7%
Building Materials 2.3%
Grocery 0.2%
Retail 6.0%

1. Includes one undeveloped land parcel, one vacant site and three properties that secure investments in mortgage notes receivable.
2. Exclusive of GE Seed Portfolio.

8 Investor Presentation – June 2019 ESSENTIAL PROPERTIES

Top 10 Tenant Concentration Essential Has 172 Tenants Across 711 Properties with the Top 10 Representing 181 Properties and 30.7% of Cash ABR 242, 242, 242 Top 10 Tenant1 Properties % of Cash ABR 77 4.5% 5 3.9% 13 3.6% 15 3.3% 5 3.2% 13 2.7% 26 2.5% 3 2.3% 19 2.3% 5 2.2% Top 10 Tenants 181 30.7% Total 711 100.0% Top 10 Tenant Exposure Notes: Statistics as of March 31, 2019. Property count includes one undeveloped land parcel. Represents tenant or guarantor.

242, 242, 242 Net Lease Risk Factor Mitigation by Essential Properties Challenged Retail Categories No exposure to big-box apparel, electronics, sporting goods or other soft goods retailers At-Risk Retail Categories No exposure to pharmacy, dollar stores or discount retailers; de minimis exposure to grocers Asset Concentration No large office, manufacturing or high-dollar special-purpose properties; primarily target smaller asset size (average investment per property of $2.1 million) in service-based and experience-oriented industries Tenant Concentration No single tenant represented more than 4.5% of cash ABR Industry Concentration Focus on 16 industries allows balance of deep industry expertise and diversification, while avoiding at-risk categories Opaque Credit Deterioration 97.7% of leases1 obligate tenant to provide unit-level financial reporting Lack of Organic Revenue Growth 98% of leases1 provide for increases with 1.5% weighted average annual escalation rate2 assuming 0.0% change in annual CPI Low Rent Recapture at Expiration / Default Focus on smaller-box properties with alternative uses and well-located real estate with at or below market rents Based on cash ABR as of March 31, 2019. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Portfolio Built to Mitigate Specific Net Lease Investment Risk Factors The Company Has Purposefully Developed Business Practices and Constructed a Portfolio Designed to Mitigate Key Identifiable Net Lease Risk Factors

Disciplined Underwriting Leading to Healthy Portfolio Metrics

97.7% of Unit-Level Reporting Provides (Near) Real-Time Tenant Visibility

Healthy Rent Coverage Ratios[1]

Only 2.4% of cash ABR has less than 1.5x coverage and an implied credit rating lower than BB-



17.9%
19.1%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
% of Cash ABR
CCC+
B-
B
B+
BB-
BB
BB+
BBB-
BBB
BBB+
A-
A
A+
AA-
Rent Coverage Ratio (x)
< 1.00x
1.00 to 1.49x
1.50 to 1.99x
≥ 2.00x
NR

Long Weighted Remaining Lease Term

Over the next ten years only 3.3% of our expiring cash ABR has a rent coverage ratio of less than 1.5x



40.6%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
% of Annualized Base Rent
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
Thereafter
Rent Coverage Ratio (x)
< 1.00x
1.00 to 1.49x
1.50 to 1.99x
≥ 2.00x
NR

Tenant Financial Reporting

Tenant Financial Reporting Requirements	% of Cash ABR
Unit-Level Financial Information	97.7%
Corporate-Level Financial Reporting	98.4%
Both Unit-Level and Corporate-Level Financial Information	97.4%
No Financial Information	1.3%

% of Cash ABR by Unit-Level Coverage Tranche[2]



< 1.00x
1.9%
1.00x to
1.49x
5.5%
1.50x to
1.99x
18.9%
Not
reported
1.3%
≥ 2.00x
72.5%

Note: Statistics as of March 31, 2019. 'NR' means not reported.

1. The chart illustrates the portions of annualized base rent as of March 31, 2019 attributable to leases with tenants having specified implied credit ratings based on their Moody's RiskCalc scores. Moody's equates the EDF scores generated using RiskCalc with a corresponding credit rating.
2. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases.

11 Investor Presentation – June 2019 ESSENTIAL PROPERTIES

Established and Proven Investment Infrastructure

Scalable Platform Allows for Consistent and Attractive Investment Activity without Sacrificing Underwriting Standards and Investment Focus

Investment activity has **averaged $128mm per quarter** over the last eight quarters



Investment Activity ($000s)
$240,000
$200,000
$160,000
$120,000
$80,000
$40,000
$0
$91,526
$138,653
$160,366
$64,098
$214,427
$133,745
$103,660
$118,187

Investments	2Q 2017	3Q 2017	4Q 2017	1Q 2018	2Q 2018	3Q 2018[5]	4Q 2018[6]	1Q 2019
Number of Transactions	11	18	21	16	23	34	24	35
Property Count	37	50	90	28	86	62	39	51
Avg. Investment per Unit (in 000s)	$2,474	$2,728	$1,742	$2,195	$2,438	$2,042	$2,572	$2,303
Cash Cap Rates[1]	7.6%	7.7%	7.7%	7.8%	7.6%	7.6%	7.6%	7.5%
GAAP Cap Rates[2]	8.9%	8.9%	8.7%	8.3%	8.7%	8.5%	8.5%	8.4%
Master Lease %[3]	71%	73%	65%	33%	82%	58%	57%	47%
Sale-Leaseback %[3]	76%	94%	75%	68%	90%	77%	83%	78%
% of Financial Reporting[3]	100%	98%	100%	100%	96%[4]	100%	90%[4]	100%
Rent Coverage Ratio	4.0x	2.8x	3.1x	2.3x	2.4x	2.7x	2.8x	3.2x
Lease Term Years	17.3	18.4	15.5	14.1	17.2	16.1	16.6	15.1

1. Cash ABR for the first full month after the investment divided by the purchase price for the property.
2. GAAP rent for the first twelve months after the investment divided by the purchase price for the property.
3. As a percentage of cash ABR for that particular quarter.
4. In aggregate, includes the purchase of eight properties with no unit-level reporting per the lease; however, the Company was able to receive financials due to existing relationships with the tenants.
5. Included a $5.7M mortgage loan that contractually converted to a 20 year master lease in 1Q 2019.
6. Excluded one property securing $3.5 million of short-term financing.

12 Investor Presentation – June 2019 ESSENTIAL PROPERTIES

Active Asset Management

Proactive Asset Management Mitigates Risk and Maximizes Risk-Adjusted Returns

- **Dispositions Have Traded at Attractive Cap Rates:** Since inception in 2016 through 1Q'19, we have sold 116 properties for over $141mm and achieved a weighted average cash cap rate of 6.6% on the sale of 78 leased properties[7]
- **Trailing 12-Month (TTM) Sales Came from a Diverse Mix of Industries:** No single industry was overrepresented among our dispositions in the trailing 12 month period, which we believe provides visibility into the value of our diverse portfolio



Disposition Volume ($000s)[1]
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$11,393
$20,193
$16,983
$7,721
$13,799
$19,406
$19,542
$10,480

Dispositions	2Q 2017	3Q 2017	4Q 2017	1Q 2018	2Q 2018	3Q 2018	4Q 2018	1Q 2019	Since Inception
Realized Gain/(Loss)[1,2]	8.9%	10.2%	15.9%	(1.7%)	9.7%[5]	(6.6%)[6]	0.4%	2.9%	3.4%[7]
Cap Rate on Leased Assets[3]	6.5%	6.1%	6.4%	6.7%	7.1%[5]	6.8%[6]	6.9%	6.6%	6.6%[7]
Leased Properties Sold[4]	6	8	9	5	8	17	7	7	81
Vacant Properties Sold[4]	8	6	3	1	2	4	1	--	35
Rent Coverage Ratio	2.0x	2.4x	1.8x	0.8x	2.1x[5]	1.8x[6]	1.8x	1.8x	1.9x[7]

TTM Sales[8]



Grocery 3%
Home Furnishing 9%
Early Childhood Education 18%
Casual Dining 10%
Auto Service 5%
Family Dining 7%
Car Wash 7%
C-Stores 22%
Quick Service 19%

1. Net of transaction costs.
2. Gains/(losses) based on our aggregate allocated purchase price.
3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property.
4. Property count excludes dispositions in which only a portion of the owned parcel is sold.
5. Excludes one property sold pursuant to an existing tenant purchase option.
6. Excludes the sale of one leasehold property.
7. Excludes two leasehold properties and one property sold pursuant to an existing tenant purchase option.
8. Percentages are based on sales price; trailing 12 months (TTM) period ended March 31, 2019.

13 Investor Presentation – June 2019 ESSENTIAL PROPERTIES

Growth Oriented Balance Sheet $2.1 Billion Total Capitalization1,2 Selected Credit Ratios 242, 242, 242 Share price of $20.97 as of May 30, 2019. We adjusted our March 31, 2019 balance sheet to include various subsequent events. On May 17, 2019, the Company announced it fully funded its $200 million senior unsecured term loan in addition to repurchasing $200 million of its Class A Series 2016-1 ABS Notes, which have not been retired. Share price of $19.52 as of March 31, 2019. ($mm) Recent First Follow-On Offering Primed Balance Sheet for Growth Long-Term Leverage Target: <6.0x Net Debt-to-Annualized EBITDAre Common Equity – 75.8% Debt – 24.2%   1Q 20193 Net Debt / Total Enterprise Value 21.0% Net Debt / Adjusted Annualized EBITDAre 3.7x

Debt Structure Allows for Capital Flexibility Debt Maturity Schedule1,2,3,4 242, 242, 242 As of March 31, 2019. We adjusted our March 31, 2019 balance sheet to include various subsequent events. On May 17, 2019, the Company announced it fully funded its $200 million senior unsecured term loan in addition to repurchasing $200 million of its Class A Series 2016-1 ABS Notes, which have not been retired. Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2016-1 notes mature in November 2046 but have an anticipated repayment date of November 2021. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024.The Series 2016-1 notes can be prepaid without penalty starting on November 26, 2019. The Series 2017-1 notes can be prepaid without penalty starting on November 26, 2021. No Significant Debt Maturities Until 2024 The Series 2016-1 notes: Anticipated repayment date is November 2021, but the notes can be prepaid without penalty starting on November 26, 2019. On May 14, 2019, the Company repurchased $200 million of these notes, but the notes have not been retired. The $73 million of notes that are not owned by the Company have a weighted average interest rate of 4.69%. The Series 2017-1 notes: Anticipated repayment date is June 2024, but the notes can be prepaid without penalty starting on November 26, 2021. The weighted average interest rate on the notes is 4.16%. $400 $200mm of the Class Series 2016-1 ABS Notes are owned by the Company

Differentiated Net Lease Investment Opportunity

Essential's Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers

✓ Service-Oriented & Experience-Based Tenant Profile (% of ABR)

Total Number of Tenant Industries[1]									
2	1	11	16	37	109	32	48	42	17



100%
100%
100%
92%
72%
64%
54%
52%
38%
22%
FCPT
Getty Realty
STORE
SPIRIT
VEREIT

✓ Limited Immediate-Term Lease Maturities

(% of Rent Expiring through 2023)

Weighted Average Lease Term (# of Years)									
12.0	14.0	14.5	10.2	10.0	12.0	11.4	9.7	9.2	8.7



2%
3%
5%
13%
14%
15%
16%
25%
26%
27%
FCPT
STORE
Getty Realty
SPIRIT
VEREIT

✓ Smaller-Scale Net Leased Properties

(Average Investment per Property ($mm))



$1.2
$2.1
$2.7
$2.7
$2.9
$2.9
$3.2
$3.4
$3.9
$17.5
Getty Realty
FCPT
SPIRIT
STORE
VEREIT

✓ Strong Unit-Level Coverage[2]

% Unit-Level Financial Reporting[3]									
95%	30%	53%	98%	55%	98%	NR	NR	NR	NR



4.6x
3.5x
2.8x
2.8x
2.7x
2.6x
2.1x
1.9x
NR
NR
FCPT
SPIRIT
STORE
Getty Realty
VEREIT

Source: Public filings.

Note: Essential Properties data as of March 31, 2019. Public net lease REIT data as of most recent reported quarter. 'NR' means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable.

1. Designations entitled "other" are counted as one industry, even though the "other" segment could represent multiple industries.
2. EPRT, GTY, NNN, O, SRC and STOR coverage based on four-wall; EPR and FCPT coverage based on EBITDAR.
3. NNN receives unit-level financials on 79% of tenants by ABR, but only discloses weighted average rent coverage for tenants that represent more than 2% of ABR. O receives unit-level financials on ~65% of retail tenants by ABR, which account for ~82% of total portfolio ABR.

16 Investor Presentation – June 2019 ESSENTIAL PROPERTIES

Public Net Lease REIT Benchmarking

Despite Our Sector Leading AFFO Per Share Growth, Relative Valuation Remains Discounted

2019E AFFO per Share Multiple[1]


22.4x
21.0x
20.9x
18.9x
18.6x
17.8x
17.4x
14.7x
12.6x
12.4x
FCPT
Getty Realty
VEREIT

2019E AFFO per Share Growth[2]


8.7%
4.5%
3.4%
3.2%
1.6%
1.2%
1.0%
(1.2%)
(1.9%)
(11.9%)
FCPT
VEREIT

2020E AFFO per Share Multiple[3]


20.7x
20.0x
19.7x
18.1x
17.1x
17.0x
16.4x
14.0x
13.4x
12.6x
FCPT
Getty Realty
VEREIT

2020E AFFO per Share Growth[4]


9.2%
8.6%
6.5%
5.9%
4.6%
4.6%
4.6%
4.3%
(1.0%)
(6.1%)
FCPT
Getty Realty
VEREIT

Source: Public filings, FactSet and SNL.
Note: Market data as of May 30, 2019.

1. 2019E AFFO per share multiple calculated based on current price per share and FactSet mean 2019E AFFO per share estimates. EPRT 2019E AFFO per share multiple based on management's 2019E AFFO per share guidance midpoint of $1.13.
2. For comparison purposes to post-IPO EPRT, 2019E AFFO per share growth is calculated using FactSet mean 2019E AFFO per share estimates and the annualized sum of actual 3Q and 4Q 2018 AFFO per share. EPRT 2019E AFFO per share growth is calculated using management's 2019E AFFO per share guidance midpoint of $1.13.
3. 2020E AFFO per share multiple calculated using current price per share and FactSet mean 2020E AFFO per share estimates.
4. 2020E AFFO per share growth is calculated using FactSet mean 2020E AFFO per share estimates and FactSet mean 2019E AFFO per share estimates. EPRT's 2019E AFFO per share value is based on management's 2019E AFFO per share guidance midpoint of $1.13.

17

Investor Presentation – June 2019

ESSENTIAL PROPERTIES

Public Net Lease REIT Benchmarking 2020E AFFO Payout Ratio3 Net Debt + Preferred / EBITDAre Net Debt + Preferred / Enterprise Value Dividend Yield2 Source: Public filings, FactSet and SNL. Note: Market data as of May 30, 2019. Companies may define adjusted annualized EBITDAre differently. Accordingly, such data for these companies and EPRT may not be comparable. Adjusted annualized EBITDAR of public net lease REITs is for the most recently reported three months ended, as adjusted for subsequent events. ADC, EPR, EPRT, SRC and STOR include adjustments for intra-quarter acquisition and disposition activity. Dividend yield calculated based on current price per share and declared dividend per share, annualized, for the most recent quarter. 2020E AFFO payout ratio calculated based on current annualized dividend per share over consensus FactSet mean 2020E AFFO per share estimates. 242, 242, 242 Essential’s Low Leverage and Healthy Payout Ratio Underscore Capacity for Growth (Net Debt plus Preferred-to-Adjusted Annualized EBITDAre1)

(unaudited, in thousands) Three Months Ended, March 31, 2019         Adjusted net operating income ("NOI")1 $31,226         Straight-line rental revenue, net1 (3,089) Other amortization and non-cash charges 229         Adjusted Cash NOI 28,366 Annualized Adjusted Cash NOI 113,464         Applied Cap Rate 5.75% 5.50% 5.25% 5.00% 4.75% Implied Real Estate Value $1,973,287         Net Debt (399,132)         Prepaid expenses and other assets, net of deferred financing costs2 7,172 Dividend payable (16,145)         Accrued liabilities and other payables (10,093) Total Net Equity $1,555,089         Fully Diluted Shares Outstanding 76,882 Price Per Share $20.23 $21.39 $22.67 $24.08 $25.63   Implied Cap Rate3 Applied Cap Rate4 Prem / (Disc) to NAV5   4.8% 6.1% 30.9% 4.9% 6.1% 30.5%   5.0% 5.7% 16.1% 5.2% 6.2% 21.1%   5.6% 6.8% 24.3% 5.7% 6.9% 27.3%   6.1% 6.9% 15.5% 6.6% 7.4% 18.5%   6.7% 6.8% 1.4% 7.1% 6.9% (1.8%) Average 5.8% 6.6% 18.4% Implied Nominal Cap Rate – Sensitivity Analysis Source: Public filings, FactSet and SNL. Note: Market data as of May 30, 2019. Companies may define adjusted cash NOI differently. Accordingly, such data for these companies and EPRT may not be comparable. This adjustment is made as to reflect NOI as if all acquisitions and dispositions of real estate investments made during the three months ended March 31, 2019, had occurred on January 1, 2019. Adjusted to exclude $2.9mm of deferred financing costs related to our revolving credit facility. Implied nominal cap rate calculated based on adjusted cash NOI for the most recently reported three months, as adjusted for subsequent events, annualized. Consensus Applied Cap Rate per SNL. Premium/(discount) to SNL mean NAV per share calculated based on current price per share and mean NAV per share estimate per SNL. 242, 242, 242 Not adjusted for contractual rent bumps, which equate to ~1.5% per annum Implied Cap Rate and NAV Analysis Strong Upside Potential Given Relative Valuation Peer Benchmarking

Recent Developments & Upcoming Events 242, 242, 242 Recent Developments: As of May 31st for 2Q 2019: Investments1: Continued to scale portfolio by investing $53mm into high-quality net lease properties Invested in 19 properties at a 7.7% weighted average cash cap rate, 1.5% annual rent bumps, 17.8 years of remaining lease term, and a weighted average rent coverage ratio of 2.6x Sales2: Disposed of six properties for $14mm in net proceeds Sold six leased properties with less than 1.4x rent coverage for a 6.8% weighted average cash cap rate Build-to-Suits3: Year-to-date invested $9mm into five build-to-suit properties with a remaining cost to complete of $11mm Upcoming Events: June 4th-6th: NAREIT REITWeek 2019 in New York, NY June 25th: Mizuho REIT / Real Estate Conference 2019 in New York, NY September 10th-11th: BAML’s 2019 Global Real Estate Conference in New York, NY Closed investment activity for 2Q 2019 as of May 31, 2019. Closed disposition activity for 2Q 2019 as of May 31, 2019. In process 100% pre-leased tenant construction reimbursement obligations as of May 31, 2019.

Appendix

Contractual Base Rent Escalation Provisions Provides Source of Internal Growth and a Measure of Inflation Protection 242, 242, 242 Leases contributing 98% of cash ABR provided for base rent escalation, generally ranging from 1.0% to 4.0% annually, with a weighted average annual escalation rate of 1.5%, which assumes 0.0% change in annual CPI 11% of contractual rent escalations by cash ABR are CPI-based, while 87% are based on fixed percentage or scheduled increases 63% of cash ABR derived from flat leases is attributable to leases that provide for contingent rent based on a percentage of the tenant’s gross sales at the leased property Lease Escalation Frequency Lease Escalation Type Based on cash ABR as of March 31, 2019. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented.     Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 78.6% 1.7% Every 2 years 0.6 1.2 Every 3 years 0.1 0.0 Every 4 years 0.7 0.8 Every 5 years 14.2 1.1 Other escalation frequencies 3.4 1.0 Flat 2.4 NA Total / Weighted Average 100.0% 1.5%

Same-Store Analysis Same-Store NOI Growth of 1.8% in 1Q 2019 was Healthy vs. Our Weighted Average Annual Rent Escalation of ~1.5% 242, 242, 242 Same-Store Portfolio: All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is January 1, 2018 through March 31, 2019. The same-store portfolio for 1Q 2019 is comprised of 456 properties and represented 59% of our current portfolio as measured by contractual cash rent divided by our cash ABR at March 31, 2019. Contractual Cash Rent: The amount of cash rent our tenants are contractually obligated to pay per the in-place lease as of March 31, 2019; excludes percentage rent that is subject to sales breakpoints per the lease. Defined Terms Same-Store Portfolio Performance   Contractual Cash Rent ($000s) % Type of Business Q1 2019 Q1 2018 Change Service $ 12,886 $ 12,665 1.8% Experience 1,791 1,746 2.6% Retail 1,516 1,495 1.4% Industrial 661 648 2.0% Total Same-Store Rent $ 16,855 $ 16,554 1.8% - Property Operating Expense1 247 241 2.4% Total Same-Store NOI $ 16,608 $ 16,313 1.8%

Financial Summary Condensed Statement of Operations 242, 242, 242 Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $349 and $515 for the three months ended March 31, 2019 and 2018, respectively. Includes reimbursable income from our tenants of $743 and $18 for the three months ended March 31, 2019 and 2018, respectively. Includes reimbursable expenses from our tenants of $743 and $18 for the three months ended March 31, 2019 and 2018, respectively.     Three Months Ended March 31, (in thousands, except share and per share data)   2019   2018     (unaudited)   (unaudited) Revenues: Rental revenue1,2   $ 30,774   $ 20,093 Interest income on loans and direct financing leases 326 70 Other revenue   7   4 Total revenues 31,107 20,167           Expenses: Interest   7,089   8,276 General and administrative 4,188 3,356 Property expenses3   1,247   347 Depreciation and amortization 9,120 6,468 Provision for impairment of real estate   1,440   1,849 Total expenses 23,084 20,296 Other operating income:         Gain on dispositions of real estate, net 676 1,232 Income from operations   8,699   1,103 Other income: Interest   91   36 Income before income tax expense 8,790 1,139 Income tax expense   67   30 Net income 8,723 1,109 Net income attributable to non-controlling interests   (2,594)   — Net income attributable to stockholders and members $ 6,129 $ 1,109           Basic weighted average shares outstanding 45,240,247 Basic net income per share   $ 0.13     Diluted weighted average shares outstanding 64,640,054 Diluted net income per share   $ 0.13

Financial Summary Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO) 242, 242, 242 Calculations exclude $155 from the numerator related to dividends paid on our unvested restricted share awards.     Three Months Ended March 31, (unaudited, in thousands except per share amounts)   2019   2018 Net income   $ 8,723   $ 1,109 Depreciation and amortization of real estate   9,097   6,467 Provision for impairment of real estate   1,440   1,849 Gain on dispositions of real estate, net   (676)   (1,232) Funds from Operations   18,584   8,193 Adjustments:         Straight-line rental revenue, net   (2,903)   (1,650) Non-cash interest expense   816   576 Non-cash compensation expense   1,226   178 Other amortization and non-cash charges   231   176 Capitalized interest expense   (25)   (53) Transaction costs — 8 Adjusted Funds from Operations   $ 17,929   $ 7,428 Net income per share1:         Basic $ 0.13 Diluted   $ 0.13     FFO per share1: Basic   $ 0.29     Diluted $ 0.29 AFFO per share1:         Basic $ 0.28 Diluted   $ 0.27

Financial Summary Consolidated Balance Sheets 242, 242, 242     March 31, 2019   December 31, 2018 (in thousands, except share and per share amounts)   (unaudited)   (audited) ASSETS         Investments: Real estate investments, at cost:         Land and improvements $ 451,459 $ 420,848 Building and improvements   956,497   885,656 Lease incentives 4,794 2,794 Construction in progress   2,460   1,325 Intangible lease assets 69,132 66,421 Total real estate investments, at cost   1,484,342   1,377,044 Less: accumulated depreciation and amortization (60,230) (51,855) Total real estate investments, net   1,424,112   1,325,189 Loans and direct financing lease receivables, net 11,943 17,505 Real estate investments held for sale, net   3,765   — Net investments 1,439,820 1,342,694 Cash and cash equivalents   109,113   4,236 Restricted cash 4,910 12,003 Straight-line rent receivable, net   16,615   14,255 Prepaid expenses and other assets, net 10,072 7,712 Total assets   $ 1,580,530   $ 1,380,900 LIABILITIES AND EQUITY         Secured borrowings, net of deferred financing costs $ 504,727 $ 506,116 Revolving credit facility   —   34,000 Intangible lease liabilities, net 10,074 11,616 Dividend payable   16,145   13,189 Accrued liabilities and other payables 10,093 4,938 Total liabilities   541,039   569,859 Commitments and contingencies — — Stockholders' equity:         Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of March 31, 2019 and December 31, 2018 — — Common stock, $0.01 par value; 500,000,000 authorized; 57,825,460 and 43,749,092 issued and outstanding as of March 31, 2019 and December 31, 2018, respectively   571   431 Additional paid-in capital 805,139 569,407 Distributions in excess of cumulative earnings   (13,673)   (7,659) Total stockholders' equity 792,037 562,179 Non-controlling interests   247,454   248,862 Total equity 1,039,491 811,041 Total liabilities and equity   $ 1,580,530   $ 1,380,900

Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 242, 242, 242 These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all acquisitions and dispositions of real estate investments made during the three months ended March 31, 2019 had occurred on January 1, 2019. Adjustment excludes contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease.     Three Months Ended (unaudited, in thousands)   March 31, 2019 Net income   $ 8,723 Depreciation and amortization   9,120 Interest expense   7,089 Interest income (91) Income tax expense   67 EBITDA 24,908 Provision for impairment of real estate   1,440 Gain on dispositions of real estate, net (676) EBITDAre   25,672 Adjustment for current quarter acquisition and disposition activity1 1,629 Adjustment to exclude certain percentage rent2   (263) Adjusted EBITDAre - Current Estimated Run Rate 27,038 General and administrative   4,188 Adjusted net operating income ("NOI") 31,226 Straight-line rental revenue, net1   (3,089) Other amortization and non-cash charges 229 Adjusted Cash NOI   $ 28,366 Annualized EBITDAre   $ 102,688 Annualized Adjusted EBITDAre $ 108,152 Annualized Adjusted NOI   $ 124,904 Annualized Adjusted Cash NOI $ 113,464

Financial Summary

Market Capitalization, Debt Summary and Leverage Metrics

(dollars in thousands, except share and per share amounts)	March 31, 2019	Rate	Maturity[1]
Secured debt:			
Series 2016-1, Class A	$ 254,020	4.45%	2.7 years
Series 2016-1, Class B	17,243	5.43%	2.7 years
Series 2017-1, Class A	226,223	4.10%	5.2 years
Series 2017-1, Class B	15,669	5.11%	5.2 years
Total secured debt	513,155	4.35%	3.9 years
Unsecured debt:			
Revolving credit facility[2]	—	LIBOR plus 1.45% to 2.15%	3.2 years
Total unsecured debt	—		
Gross debt	513,155		3.9 years
Less: cash & cash equivalents	(109,113)		
Less: restricted cash deposits held for the benefit of lenders	(4,910)		
Net debt	399,132		
Equity:			
Preferred stock	—		
Common stock & OP units (76,882,012 shares @ $19.52/share as of 3/31/19)[3]	1,500,737		
Total equity	1,500,737		
Total enterprise value ("TEV")	$ 1,899,869		
Net Debt / TEV	21.0%		
Net Debt / Annualized EBITDAre	3.9x		
Net Debt / Annualized Adjusted EBITDAre	3.7x		

1. Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2016-1 notes mature in November 2046 but have an anticipated repayment date of November 2021. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024.
2. Our revolving credit facility provided a maximum aggregate initial original principal amount of up to $300 million as of March 31, 2019 and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million. In April 2019, we amended the facility to, among other things, i) increase the maximum aggregate initial original principal amount of revolving loans available to $400 million, ii) extend the term of the facility to four years from the date of amendment, iii) reduce the interest rate on the facility to LIBOR plus 1.25% to 1.85% and iv) permit the incurrence of an additional $200 million in term loans thereunder on a non-revolving basis.
3. Common equity & units as of March 31, 2019, based on 57,825,460 common shares outstanding (including unvested restricted share awards) and 19,056,552 OP units held by non-controlling interests.

28

Investor Presentation – June 2019

ESSENTIAL PROPERTIES

Glossary Supplemental Reporting Measures 242, 242, 242 FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”) and adjusted funds from operations (“AFFO”), both of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our core operating performance, including straight-line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO and AFFO do not include all items of revenue and expense included in net income, nor do they represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. FFO and AFFO may not be comparable to similarly titled measures reported by other companies.

Glossary Supplemental Reporting Measures 242, 242, 242 We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We calculate EBITDA as earnings before interest, income taxes, and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre are not measures of financial performance under GAAP, and our EBITDA and EBITDAre may not be comparable to similarly titled measures reported by other companies. You should not consider EBITDA and EBITDAre as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding cash and cash equivalents and restricted cash deposits held for the benefit of lenders from gross debt, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We calculate NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP, and our NOI and Cash NOI may not be comparable to similarly titled measures reported by other companies. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We adjust EBITDAre, NOI and Cash NOI based on an estimate calculated as if all acquisition and disposition activity that took place during the current quarter had been made on the first day of the quarter. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all properties owned as of the end of the current quarter. You should not unduly rely on these metrics as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates for a variety of reasons.

Glossary of Supplemental Reporting Measures Other Terms 242, 242, 242 Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. GE Seed Portfolio GE seed portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after acquisition divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after acquisition or disposition divided by the purchase or sale price, as applicable, for the property.